Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603

                            February 13, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4


     Re:Van Kampen American Capital Equity Opportunity Trust, Series
     21

Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the above-mentioned series.

                                    Very truly yours,



                                    Chapman and Cutler
             Van Kampen American Capital Distributors, Inc.
                         Unit Investment Trusts

                      Supplement to the Prospectus
                         Dated February 13, 1997

     The Trust's Sponsor, Van Kampen American Capital Distributors, Inc., is an indirect subsidiary of Morgan Stanley Group Inc. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.